Exhibit 99.1

Portland General Electric One World Trade Center 121 S.W. Salmon Street Portland, OR 97204 News Release

October 29, 2026

Media Contact:	Investor Contact:
Drew Hanson	Erin Schwartz
Corporate Communications	Investor Relations
Phone: 503-464-2067	Phone: 503-464-7751

Portland General Electric Announces Third Quarter 2026 Results

•
Third-quarter adjusted EPS of $1.06 reflects the unfavorable impact of historically mild weather
•
Industrial customer demand grew 9% year over year, driven by continued growth from high-tech and data center customers
•
Revising 2026 adjusted earnings guidance to $3.18 to $3.28 per diluted share, due to the impact of unusually mild weather during the third quarter; long-term guidance remains intact

PORTLAND, Oregon -- Portland General Electric Company (NYSE: POR) today reported third quarter 2026 net income of $119 million, or $1.00 per diluted share, on a generally accepted accounting principles (GAAP) basis. After adjusting for business transformation, optimization and acquisition expenses, third quarter 2026 non-GAAP net income was $125 million, or $1.06 per diluted share. This compares with third quarter 2025 GAAP net income of $103 million, or $0.94 per diluted share, and non-GAAP net income of $110 million, or $1.00 per diluted share.

“We continue to execute on our strategic priorities. Industrial demand grew 9% on a weather-adjusted basis year over year, and cooler summer weather reduced residential and small-commercial demand,” said Maria Pope, President and CEO. “Our October 1st go-live of the Extended Day-Ahead Market is reducing power-costs and energy market volatility, delivering an estimated $14 million in customer savings in 2027.”

Third Quarter 2026 Earnings Compared to Third Quarter 2025 Earnings

On an adjusted basis, third quarter earnings reflected continued execution on cost management initiatives, regulatory recovery and strong industrial load growth, partially offset by the impact of the mildest third quarter in a decade. Unfavorable weather reduced customer demand, resulting in a $0.15 year-over-year EPS headwind in the third quarter. On a year-to-date basis, weather has resulted in an estimated $0.20 EPS headwind relative to normal weather.

Additional Company Updates

Corporate Structure / Holding Company Update

Following the OPUC's September 25th order, the company filed a request for clarification and changes to two conditions. The proposed structure is intended to enhance financial flexibility while maintaining strong customer protections and utility financial strength. PGE's growth strategy, capital investment plan and earnings outlook do not depend on holding company implementation. The company supports $78 million in customer rate credits and $5 million in other community commitments.

Extended Day-Ahead Market

PGE successfully launched participation in the Extended Day-Ahead Market (EDAM) on October 1st, enabling lower power costs and enhanced tools to manage energy market volatility. PGE expects participation to provide meaningful customer value, including approximately $14 million in estimated customer savings in 2027.

General Rate Case

PGE filed its 2027 general rate case with the OPUC in August. As proposed, the case would result in an approximately 4.8% overall increase relative to currently approved prices with residential customers seeing an approximate 3.9% increase. If approved, new rates would take effect July 1, 2027. The increase is expected to be partially offset by lower net variable power costs in 2027, which are addressed separately through the Annual Power Cost Update Tariff. Parties’ opening testimony in the case is expected in mid-December.

Resource Planning and Procurement

In October, PGE filed its 2026 Clean Energy Plan and Integrated Resource Plan with the OPUC, proposing two pathways to meet projected resource needs while maintaining reliability and advancing Oregon’s decarbonization goals. Additionally, the company signed build-transfer agreements for two new solar and battery projects: a combined 200 MW solar and 250 MW battery storage facility at Biglow, selected from the 2025 RFP final shortlist, with an anticipated investment of approximately $900 million (excluding AFUDC); and Salmonfly, a combined 199 MW solar and 199 MW battery storage facility being developed with the Confederated Tribes of Warm Springs, with an anticipated investment of approximately $853 million (excluding AFUDC). The project was executed outside the 2025 RFP and remains subject to OPUC process as detailed in PGE's request for a waiver to the competitive bidding rules.

Quarterly Dividend

As previously announced on October 23, 2026, the board of directors of Portland General Electric Company declared a quarterly common stock dividend of 55.125 cents per share. The dividend is payable on or before January 15, 2027, to shareholders of record at the close of business on December 22, 2026.

2026 Earnings Guidance

PGE is revising its full-year 2026 adjusted earnings guidance to $3.18 to $3.28 per diluted share based on the following assumptions:

•
An increase in energy deliveries between 1.0% and 2.0%, weather adjusted;
•
Execution of power cost and financing plans;
•
Execution of operating cost management plan;
•
Normal temperatures in its utility service area for November and December;

•
Hydro conditions for the year that reflect current estimates;
•
Wind generation based on five years of historical levels or forecast studies when historical data is not available;
•
Normal thermal plant operations;
•
Operating and maintenance expense between $810 million and $830 million which includes approximately $160 million of wildfire, vegetation management, deferral amortization and other expenses that are offset in other income statement lines and $28 million of business transformation, optimization and acquisition expenses and $4 million of regulatory deferral adjustments related to the January 2024 storm and 2024 reliability contingency event;
•
Depreciation and amortization expense between $570 million and $590 million;
•
Effective tax rate of 15% to 20%;
•
Cash from operations of $950 to $1,150 million;
•
Capital expenditures of $1,565 million; and
•
Average construction work in progress balance of $815 million.

Third Quarter 2026 Earnings Call and Webcast — October 29, 2026

PGE will host a conference call with financial analysts and investors on Thursday, October 29, 2026, at 11 a.m. ET. The conference call will be webcast live on the PGE website at investors.portlandgeneral.com. A webcast replay will also be available on PGE's investor website “Events & Presentations” page beginning at 2 p.m. ET on October 29, 2026.

Maria Pope, President and CEO; Joe Trpik, Senior Vice President of Finance and CFO; and Erin Schwartz, Senior Manager of Investor Relations, will participate in the call. Management will respond to questions following formal comments.

Non-GAAP Financial Measures

This press release contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides an alternative measure of the Company’s comparative earnings per share and enables investors to evaluate the Company’s operating financial performance trends, exclusive of items that are not normally associated with ongoing operations. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following:

•
Business transformation and optimization expenses, including strategic advisory, workforce realignment, corporate structure update costs and Washington acquisition related expenses including legal, financing and strategic advisory costs.

Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information.

PGE’s reconciliation of non-GAAP earnings for the quarter ended September 30, 2026 is below.

Non-GAAP Earnings Reconciliation for the quarter ended September 30, 2026

(Dollars in millions, except EPS)	Net Income	Diluted EPS
GAAP as reported for the quarter ended September 30, 2026	$ 119	$ 1.00
Exclusion of business transformation, optimization and acquisition expenses	9	0.08
Tax effect (1)	(3)	(0.02)
Non-GAAP as reported for the quarter ended September 30, 2026	$ 125	$ 1.06

(1) Tax effects were determined based on the Company’s full-year blended federal and state statutory rate.

# # #

About Portland General Electric Company

Portland General Electric (NYSE: POR) is an integrated energy company that generates, transmits and distributes electricity to nearly 960,000 customers serving an area of approximately 2 million Oregonians. Since 1889, Portland General Electric (PGE) has been powering economies, delivering safe, affordable and reliable electricity while working to transform energy systems to meet evolving customer needs. PGE continues to make progress towards emissions reduction targets, and customers have set the standard for prioritizing clean energy with the No. 1 voluntary renewable energy program in the country. PGE is ranked a top ten utility in the 2025 Forrester U.S. Customer Experience Index. In 2025, PGE employees and retirees volunteered over 18,300 hours to more than 400 nonprofits organizations. Through the PGE Foundation, along with corporate contributions and the employee matching gift program, more than $5 million was directed to charitable organizations supporting economic growth and community resilience across our service area. For information: portlandgeneral.com/news.

Safe Harbor Statement

Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this press release, and PGE assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors, except as required by law. Investors should not rely unduly on any forward-looking statements.

Forward-looking statements include statements, other than statements of historical or current fact, regarding PGE's earnings guidance (including all the assumptions and expectations upon which such guidance is based), expected customer demand and load growth, including industrial and data -center growth; the effects of weather on demand and earnings; expected benefits and customer savings from participation in the Extended Day-Ahead Market; PGE's proposed holding company reorganization; PGE's proposed purchase of electric utility operations and certain assets in Washington state from PacifiCorp (Acquisition), the 2027 general rate case; resource planning, procurement and capital investment, including the Biglow and Salmonfly projects; financing and operating plans, and expected dividends, as well as other statements containing words such as “anticipates,” “assumptions,” “believes,” “continue,” “could,” “estimates,” “expected,” “forecast,” “guidance,” “intended,” “may,” “outlook,” “plans,” “potentially,” “proposed,” “should,” “target,” “will,” and “working to” or similar expressions.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Such risks, uncertainties and other factors include, without limitation: wildfire and public safety risks, including the effectiveness of mitigation, vegetation management, system hardening, and public safety power shutoffs (PSPS), related liability, insurance and regulatory cost recovery; severe or unseasonable weather, climate, and catastrophe risks that may materially affect customer demand, operations, power and fuel availability, costs and cost recovery; electric-system operation, generation and energy-market risks, including outages, equipment failures, hydro and wind variability, fuel or transmission constraints, counterparty performance, and volatility in wholesale power and fuel prices; regulatory, legislative and policy risks, including the timing and outcome of rate cases, new or revised laws, regulations, executive actions, audits, investigations, and cost-recovery proceedings that could affect rates, operations, capital resource plans or financial results; Acquisition and corporate-structure risks, including approvals and conditions, financing and joint‑venture arrangements, implementation and integration, cost recovery, customer commitments, and the possibility that anticipated benefits are delayed, reduced or not realized; capital-investment and resource procurement risks, including permitting and interconnection delays, supply chain constraints, inflation, labor availability, contractual disputes, counterparty failures, project performance or abandonment, and the ability to complete projects on schedule and recover costs; load growth, customer mix and demand risks, including accelerated or uneven growth from large customers such as data centers, substantial infrastructure needs, weather-driven variability, changes in residential, commercial and industrial usage patterns, and conservation, price response, distributed generation or cusotmer migration to alternative suppliers; cybersecurity, artificial intelligence, data privacy and physical security risks that could disrupt operations, damage assets or expose sensitive information; environmental, legal and litigation risks, including permitting and remediation obligations and the timing and outcome of judicial, administrative or regulatory proceedings; and financing and macroeconomic risks, including the availability and cost of capital, credit ratings, interest rates, inflation, tariffs and supply-chain or energy-market disruption arising from geopolitical events; and the other risks and uncertainties set forth in PGE’s Annual Report on Form 10‑K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q filed thereafter with the U.S. Securities and Exchange Commission.

Source: Portland General Electric Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in millions, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Revenues, net	$969	$946	$2,643	$2,676
Alternative revenue programs, net of amortization	2	6	21	11
Total revenues	971	952	2,664	2,687
Operating expenses:
Purchased power and fuel	383	372	1,040	1,034
Generation, transmission and distribution	115	112	337	336
Administrative and other	86	99	282	291
Depreciation and amortization	146	148	433	427
Taxes other than income taxes	54	47	157	139
Total operating expenses	784	778	2,249	2,227
Income from operations	187	174	415	460
Interest expense, net	62	60	183	173
Other income:
Allowance for equity funds used during construction	8	4	17	15
Miscellaneous income, net	5	5	23	17
Other income, net	13	9	40	32
Income before income tax expense	138	123	272	319
Income tax expense	19	20	40	54
Net income	119	103	232	265
Other comprehensive income	1	1	1	1
Comprehensive income	$120	$104	$233	$266

Weighted-average common shares outstanding (in thousands):
Basic	118,199	110,170	116,534	109,708
Diluted	118,671	110,416	117,085	109,958

Earnings per share:
Basic	$1.01	$0.94	$1.99	$2.42
Diluted	$1.00	$0.94	$1.98	$2.41

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)

(Unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$69	$76
Accounts receivable, net	442	460
Inventories	127	124
Regulatory assets—current	257	168
Other current assets	150	244
Total current assets	1,045	1,072
Electric utility plant, net	11,712	10,993
Regulatory assets—noncurrent	513	619
Nuclear decommissioning trust	44	42
Non-qualified benefit plan trust	38	36
Other noncurrent assets	463	468
Total assets	$13,815	$13,230

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS, continued

(In millions, except share amounts)

(Unaudited)

	September 30, 2026	December 31, 2025
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$310	$330
Liabilities from price risk management activities—current	113	158
Current portion of finance lease obligation	27	27
Accrued expenses and other current liabilities	462	478
Total current liabilities	912	993
Long-term debt, net of current portion	5,010	4,662
Regulatory liabilities—noncurrent	1,524	1,490
Deferred income taxes	668	601
Deferred investment tax credits	187	194
Unfunded status of pension and postretirement plans	89	107
Liabilities from price risk management activities—noncurrent	49	56
Asset retirement obligations	302	299
Non-qualified benefit plan liabilities	66	70
Finance lease obligations, net of current portion	253	263
Other noncurrent liabilities	423	362
Total liabilities	9,483	9,097
Commitments and contingencies (see notes)
Shareholders’ Equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Common stock, no par value, 160,000,000 shares authorized; 118,907,598 and 115,559,079 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	2,540	2,382
Accumulated other comprehensive loss	(3)	(4)
Retained earnings	1,795	1,755
Total shareholders’ equity	4,332	4,133
Total liabilities and shareholders’ equity	$13,815	$13,230

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net income	$232	$265
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	433	427
Deferred income taxes	22	39
Allowance for equity funds used during construction	(17)	(15)
Alternative revenue programs	(21)	(11)
Regulatory assets	20	(6)
Regulatory liabilities	16	(21)
Tax credit sales	23	153
Other non-cash income and expenses, net	78	69
Changes in working capital:
Accounts receivable, net	10	(9)
Inventories	(3)	(10)
Margin deposits	63	66
Accounts payable and accrued liabilities	20	43
Margin deposits from wholesale counterparties	(19)	—
Other working capital items, net	20	37
Other, net	(66)	(57)
Net cash provided by operating activities	811	970
Cash flows from investing activities:
Capital expenditures	(1,085)	(899)
Sales of Nuclear decommissioning trust securities	3	4
Purchases of Nuclear decommissioning trust securities	(3)	(9)
Other, net	(18)	(12)
Net cash used in investing activities	(1,103)	(916)

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

(In millions)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from financing activities:
Proceeds from issuance of common stock	$156	$49
Proceeds from issuance of long-term debt	350	310
Payments on long-term debt	—	(102)
Dividends paid	(184)	(167)
Other	(37)	(19)
Net cash provided by financing activities	285	71
Change in cash and cash equivalents	(7)	125
Cash and cash equivalents, beginning of period	76	12
Cash and cash equivalents, end of period	$69	$137
Supplemental cash flow information is as follows:
Cash paid for interest, net of amounts capitalized	$155	$146
Cash received for income taxes, net	(3)	(137)

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

SUPPLEMENTAL OPERATING STATISTICS

(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
Retail:
Residential	$362	37%	$375	39%	$1,090	41%	$1,115	42%
Commercial	261	27	262	28	744	28	738	27
Industrial	177	18	141	15	472	17	396	15
Subtotal	800	82	778	82	2,306	86	2,249	84
Direct access:
Commercial	3	—	4	—	10	—	12	—
Industrial	10	1	7	1	24	1	18	1
Subtotal	13	1	11	1	34	1	30	1
Subtotal Retail	813	83	789	83	2,340	87	2,279	85
Alternative revenue programs, net of amortization	2	—	6	1	21	1	11	1
Other accrued revenues, net	(6)	—	(1)	—	(11)	—	9	—
Total retail revenues	809	83	794	84	2,350	88	2,299	86
Wholesale revenues	143	15	136	14	245	9	324	12
Other operating revenues	19	2	22	2	69	3	64	2
Total revenues	$971	100%	$952	100%	$2,664	100%	$2,687	100%

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026	2025	% Change	% Change (Weather- Adjusted)	2026	2025	% Change	% Change (Weather- Adjusted)*
Energy deliveries:
Retail:
Residential	1,740	1,911	(8.9)%	(0.6)%	5,418	5,708	(5.1)%	(2.4)%
Commercial	1,668	1,752	(4.8)	(1.8)	4,791	4,930	(2.8)	(1.8)
Industrial	1,654	1,561	6.0	6.4	4,815	4,375	10.1	10.2
Subtotal	5,062	5,224	(3.1)	1.1	15,024	15,013	0.1	1.5
Direct access:
Commercial	134	155	(13.5)	(13.5)	368	419	(12.2)	(12.2)
Industrial	552	545	1.3	1.3	1,562	1,501	4.1	4.1
Subtotal	686	700	(2.0)	(2.0)	1,930	1,920	0.5	0.5
Total retail	5,748	5,924	(3.0)	0.7%	16,954	16,933	0.1	1.3%
Wholesale	2,379	2,741	(13.2)		5,293	7,159	(26.1)
Total	8,127	8,665	(6.2)%		22,247	24,092	(7.7)%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	% Change	2026	2025	% Change
Average number of retail customers:
Residential	847,007	841,257	1%	846,286	839,429	1%
Commercial	114,495	114,258	—	114,520	114,226	—
Industrial	224	218	3	222	217	2
Direct access	497	747	(33)	511	688	(26)
Total	962,223	956,480	1%	961,539	954,560	1%

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

SUPPLEMENTAL OPERATING STATISTICS, continued

(Unaudited)

	Heating Degree-days			Cooling Degree-days
	2026	2025	Avg.	2026	2025	Avg.
First Quarter	1,737	1,772	1,828	—	4	—
Second Quarter	477	464	580	133	102	115
July	6	2	3	190	209	208
August	2	—	2	202	277	240
September	61	17	49	23	102	92
Third Quarter	69	19	54	415	588	540
Year-to-date	2,283	2,255	2,462	548	694	655
(Decrease)/Increase from the 15-year average	(7)%	(8)%		(16)%	6%

Note: “Average” amounts represent the 15-year rolling averages provided by the National Weather Service (Portland Airport).

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
Generation:
Thermal:
Natural gas	3,265	42%	3,138	39%	7,000	33%	8,534	38%
Coal	544	7	581	7	1,059	5	1,408	6
Total thermal	3,809	49	3,719	46	8,059	38	9,942	44
Hydro	174	2	199	2	765	4	969	4
Wind	710	9	669	8	2,025	9	2,134	9
Total generation	4,693	60	4,587	56	10,849	51	13,045	57
Purchased power:
Hydro	861	11	1,549	19	3,552	17	5,321	24
Wind	350	4	280	4	1,085	5	871	4
Solar	668	9	399	5	1,602	8	992	4
Natural Gas	518	7	522	7	1,142	5	522	2
Waste, Wood, and Landfill Gas	27	—	29	—	76	—	83	—
Source not specified	736	9	765	9	2,949	14	1,935	9
Total purchased power	3,160	40	3,544	44	10,406	49	9,724	43
Total system load	7,853	100%	8,131	100%	21,255	100%	22,769	100%
Less: wholesale sales	(2,379)		(2,741)		(5,293)		(7,159)
Retail load requirement	5,474		5,390		15,962		15,610